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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 5, 1998



                            Ralcorp Holdings, Inc.
            (Exact name of registrant as specified in its charter)

        Missouri                  1-12619                   43-1766315
   (State or other             (Commission               (I.R.S. Employer
   Jurisdiction of             File Number)             Identification No.)
    Incorporation)

          800 Market Street, Suite 2900
               St.  Louis,  MO                           63101
          (Address  of  principal                     (Zip  Code)
             executive  offices)


                                (314) 877-7000
             (Registrant's telephone number, including area code)



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Item  5.          Other  Events.

In press release dated November 5, 1998, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced earnings for its fourth quarter ended September 30, 1998.


Item  7.           Financial  Statements  and  Exhibits.

Exhibit  99.1      Press  Release  dated  November  5,  1998.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:   November  5,  1998              By:  /s/ T. G. Granneman
                                             -------------------
                                            Duly  Authorized  Signatory  and
                                            Chief  Accounting  Officer


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                                 EXHIBIT INDEX


Exhibit
Number                    Description
------                    -----------

Exhibit  99.1     Press  Release  dated  November  5,  1998